Exhibit 99.1

      1. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Guillermo Luksic Craig, whose address is Enrique Foster Sur 20, 16th Floor, Santiago, Chile and Jean-Paul Luksic Fontbona, whose address is Ahumada 11, 10th Floor, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: September   , 2005

                                  Luksburg Foundation
                                  Dolberg Finance Corporation Establishment
                                  Lanzville Investment Establishment
                                  Ruana Copper Corporation Establishment
                                  Geotech Establishment
                                  Andsberg Ltd.
                                  Andsberg Inversiones Ltd.
                                  Andsberg Inversiones Ltda.


                                  By:
                                     ----------------------------------------
                                  Name:  Guillermo Luksic Craig


                                  By:
                                     ----------------------------------------
                                  Name:  Jean-Paul Luksic Fontbona

            2. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Mario Garrido Taraba, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: September   , 2005

                                  Guillermo Luksic Craig
                                  Nicolas Luksic Puga
                                  Inmobiliaria e Inversiones Rio Claro S.A.


                                  By:
                                     ----------------------------------------
                                  Name:  Mario Garrido Taraba
                                  Title: Attorney-in-fact

                                Power Of Attorney

The undersigned, Guillermo Luksic Craig, an individual whose address is Enrique Foster Sur 20, 16th Floor, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Guillermo Luksic Craig

                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Nicolas Luksic Puga, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, 15th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Nicolas Luksic Puga


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Inmobiliaria e Inversiones Rio Claro S.A., a holding company whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Mario Garrido Taraba, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by
Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission
Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file
Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.

                                  INMOBILARIA E INVERSIONES
                                  RIO CLARO S.A.


                                  By:
                                     ----------------------------------------
                                  Name:  Mario Garrido Taraba


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alesandro Bizzarri Carvallo

      3. The undersigned persons (the "Reporting Persons") hereby agree that a joint statement of this schedule 13D/A, and any amendments thereto, be filed on their behalf by Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of the items contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: September   , 2005

                                  Andronico Luksic Craig
                                  Patricia Lederer Tcherniak
                                  Inversiones Consolidadas S.A.
                                  Andronico Luksic Lederer
                                  Davor Luksic Lederer
                                  Max Luksic Lederer
                                  Dax Luksic Lederer
                                  Inversiones Salta S.A.


                                  By:
                                     ----------------------------------------
                                  Name:  Rodrigo Terre Fontbona
                                  Title: Attorney-in-fact

                                Power Of Attorney

The undersigned, Andronico Luksic Craig, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Andronico Luksic Craig


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as her attorney-in-fact, for her and in her name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Patricia Lederer Tcherniak


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Consolidadas S.A., a holding company whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.

                                  INVERSIONES CONSOLIDADAS S.A.


                                  By:
                                     ----------------------------------------
                                  Name:  Mario Garrido Taraba


                                  By:
                                     ----------------------------------------
                                  Name:  Rodrigo Terre Fontbona


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Andronico Luksic Lederer, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Andronico Luksic Lederer


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Davor Luksic Lederer, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Davor Luksic Lederer


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alessandro Bizzarri Carvallo

                                Power Of Attorney

The undersigned, Max Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Andronico Luksic Craig
                                         Father of Max Luksic Lederer


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Dax Luksic Lederer (minor), son of Andronico Luksic Craig and Patricia Lederer Tcherniak, an individual whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as his attorney-in-fact, for him and in his name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.


                                  By:
                                     ----------------------------------------
                                  Name:  Andronico Luksic Craig
                                         Father of Dax Luksic Lederer


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Manuel Jose Noguera Eyzaguirre

                                Power Of Attorney

The undersigned, Inversiones Salta S.A., a holding company whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, does hereby appoint Rodrigo Terre Fontbona, whose address is Enrique Foster Sur 20, 18th Floor, Las Condes, Santiago, Chile, as its attorney-in-fact, for it and in its name, to execute and cause to be filed or delivered, as required by Section 13(d) of the Securities Exchange Act of 1934, any number, as appropriate, of original and copies of the Securities and Exchange Commission Schedule 13D ("Schedule 13D") any amendments thereto, and any agreement to file Schedule 13D jointly with any other reporting person in respect of the shares of Compania Cervecerias Unidas S.A. common stock, owned by the undersigned and generally to take such other actions and such other things necessary to effectuate the foregoing as fully in all respects as he could do if personally present.

                                  Signed as of the     day of September 2005.

                                  INVERSIONES SALTA S.A.


                                  By:
                                     ----------------------------------------
                                  Name:  Mario Garrido Taraba


                                  By:
                                     ----------------------------------------
                                  Name:  Rodrigo Terre Fontbona


                                  WITNESS:


                                  -------------------------------------------
                                  Name:  Alessandro Bizzarri Carvallo